Exhibit (5)

Application For Individual Flexible Premium Deferred Variable Annuity

New York Life Premier Variable Annuity –FP Series

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

Executive Office: 51 Madison Avenue, New York, NY 10010

Home Office: 200 Continental Drive, Suite 306, Newark, DE 19713

MAILING ADDRESS: DO NOT MAIL application to either address above. See application instructions for appropriate mailing address.

ANNUITY COMMENCEMENT DATE AT AGE 95	Please print or type.

1. ANNUITY POLICY TYPE
Choose ONE Policy Type and complete the appropriate selection. NOTE for Traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA policies: Annuity Income Payments must begin by April 1st following the year in which the Owner’s age is 70 1⁄2.

☐ Non-Qualified	Is this a 1035 Exchange? ☐ Yes ☐ No
☐ Traditional IRA
☐ Roth IRA	☐ Transfer $
☐ SEP IRA	☐ Rollover (not applicable for Inherited IRA)	$
☐ SIMPLE IRA	☐ Contribution (not applicable for Inherited IRA)	$ Year
☐ Inherited IRA

Note: If this is a Traditional IRA, Roth IRA, SEP IRA, or SIMPLE IRA transfer/rollover, submit Qualified Transfer/Direct Rollover Form. If this is an Inherited IRA transfer, submit Inherited IRA Information/Transfer Form.

☐ 403(b) Tax Sheltered Annuity (TSA) (Non-ERISA Only)
Is this an Employee Retirement Income Security Act (ERISA) Plan? ☐ Yes ☐ No Transfer Amount $

Note: 403(b) (TSA) NOT available if the Policy is subject to ERISA. Ask your employer if the plan through which your Policy is offered is subject to ERISA. 403(b) (TSA) loans are only available for those policies where the M&E Charge is determined based on the Variable Accumulation Value.

2. MORTALITY & EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE OPTION
Check one box below for the Mortality & Expense Risk and Administrative Costs Charge (M&E) option.

☐ Accumulation Value Based
☐ Adjusted Premium Based*
*403(b) Tax Sheltered Annuity (TSA) plan loans are not available if Adjusted Premium is elected.

3. OWNER

First Name or Trust/Corporation Name	Middle	Last Name	Suffix

Mailing Address (Street or P.O. Box)		City	State	Zip Code

Residence Address (if different from mailing address)		City	State	Zip Code

Date of Birth (mm/dd/yyyy)	Date of Trust	Social Security/Tax I.D. Number		☐ Male ☐ Female

Country of Citizenship (Use Section 10 for more space) ☐ U.S. ☐ Other, Country Name:	If you checked “Other” under Country of Citizenship, are you a U.S. Resident Alien? ☐ Yes ☐ No	Relationship to Annuitant ☐ Self ☐ Spouse ☐ Other:
Telephone Number (Day)	Telephone Number (Evening)	Email Address

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4. JOINT OWNER
Available for Non-Qualified Policy Type ONLY. If the Owner and Joint Owner are Spouses, “Surviving Spouse” should be designated as the sole Primary Beneficiary in order for the surviving Spouse to continue the Policy. See Section 7 for more information about Spousal Continuance.

First Name	Middle	Last Name	Suffix

Mailing Address (Street or P.O. Box)	City	State	Zip Code

Residence Address (if different from mailing address)	City	State	Zip Code

Date of Birth (mm/dd/yyyy)	Social Security/Tax I.D. Number	☐ Male ☐ Female

Country of Citizenship (Use Section 10 for more space) ☐ U.S. ☐ Other, Country Name:	If you checked “Other” under Country of Citizenship, are you a U.S. Resident Alien? ☐ Yes ☐ No	Relationship to Owner ☐ Spouse ☐ Other:
Telephone Number (Day)	Telephone Number (Evening)	Email Address

5. ANNUITANT
Complete if the Annuitant is not the Owner or Joint Owner. If same as Joint Owner, check here ☐.

First Name	Middle	Last Name	Suffix

Residence Address (Required)	City	State	Zip Code

Date of Birth (mm/dd/yyyy)	☐ Male
☐ Female
Social Security Number	Country of Citizenship
☐ U.S. ☐ Other, Country Name:

Telephone Number (Day)	Telephone Number (Evening)	Email Address

6. JOINT ANNUITANT
Complete for Joint Life policies ONLY. If same as Owner, check here ☐. If same as Joint Owner, check here ☐. Otherwise, complete below.

First Name	Middle	Last Name	Suffix

Residence Address (Required)	City	State	Zip Code

Date of Birth (mm/dd/yyyy)	☐ Male
☐ Female
Social Security Number	Country of Citizenship
☐ U.S. ☐ Other, Country Name:

Telephone Number (Day)	Telephone Number (Evening)	Email Address

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7. BENEFICIARY DESIGNATION
Primary and Contingent Beneficiary designations must each total 100%. If no percentage(s) is/are provided, the benefits will be divided equally. For a per stirpes Beneficiary designation, write “Per Stirpes” next to each applicable Beneficiary’s name. Use Section 10 to enter additional Beneficiary information. Refer to the application instructions for further details.

Important Information for Spousal Continuance of the Policy

If you DO NOT want to designate the Beneficiary as described here, please read the Declination section below and check the box.

•    JOINT OWNERS who are Spouses: To allow the surviving Owner/Spouse to continue the Policy at the death of either Owner/Spouse, write the words “Surviving Spouse” in the first Primary Beneficiary box below. This must be the only Primary Beneficiary designation.

•    ONE OWNER: To allow your Spouse to continue the Policy at your death, you must designate your Spouse as the only Primary Beneficiary. Enter your Spouse’s name and other required information in the first Primary Beneficiary box below.

Important Information for Non-Spousal Joint Owners (At the death of either Owner, the Policy ends).

If you DO NOT want to designate the Beneficiary as described here, please read the Declination section below and check the box.

To direct death benefit proceeds to the surviving Owner, write the words “Surviving Owner” in the first Primary Beneficiary box below. This must be the only Primary Beneficiary designation.

DECLINING THE SOLE PRIMARY BENEFICIARY DESIGNATION SHOWN ABOVE:
☐ By checking this box, I/We recognize that I/We am/are NOT naming a Surviving Spouse or Surviving Owner as sole primary Beneficiary and instead designate the individual(s)/entity(ies) named below.

PRIMARY Beneficiary’s Full Name/Entity Name	Date of Birth (mm/dd/yyyy)	Social Security/ Tax I.D. Number	Percentage %	Relationship to Owner

Address: Street	City	State Zip Code	Telephone Number

☐ PRIMARY OR ☐ CONTINGENT Beneficiary’s Full Name/Entity Name	Date of Birth (mm/dd/yyyy)	Social Security/ Tax I.D. Number	Percentage %	Relationship to Owner

Address: Street	City	State Zip Code	Telephone Number

☐ PRIMARY OR ☐ CONTINGENT Beneficiary’s Full Name/Entity Name	Date of Birth (mm/dd/yyyy)	Social Security/ Tax I.D. Number	Percentage %	Relationship to Owner

Address: Street	City	State Zip Code	Telephone Number

☐ PRIMARY OR ☐ CONTINGENT Beneficiary’s Full Name/Entity Name	Date of Birth (mm/dd/yyyy)	Social Security/ Tax I.D. Number	Percentage %	Relationship to Owner

Address: Street	City	State Zip Code	Telephone Number

8. ANNUITY PREMIUM PAYMENT AMOUNT

Premium Payment Amount $	If paying by check directly to New York Life, make payable to NYLIAC. Indicate total estimated amount including cash with application and anticipated transfer/exchange amounts.

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9. OPTIONAL RIDER(S)
These riders provide benefits for a charge that may vary. Refer to the terms described in the prospectus and in the rider(s) that will be attached to your Policy, if selected here. Certain riders may not be available with all Policy Types.

☐ Annual Death Benefit Reset (ADBR)

☐ Investment Preservation Rider – FP Series (IPR) – (Not Available with 403(b) TSA or Inherited IRA Policy Types)
Select IPR Rider Holding Period: Choose your IPR Rider Holding Period by checking one of the following boxes:
☐ 10 years ☐ 11 years ☐ 12 years ☐ 13 years ☐ 14 years ☐ 15 years ☐ 20 years

IMPORTANT INFORMATION:

Irrevocable: This Rider may not be cancelled except under limited circumstances described in the Rider.

Premium Payment Restrictions: If you elect the IPR, you may only make Premium Payments to the Policy: a) in the first Policy Year, b) after the Rider Holding Period End Date and c) after the Rider terminates for any reason while the Policy remains in effect.

10. ADDITIONAL INFORMATION
Attach a separate sheet if additional space is needed.

11. FRAUD AND DISCLOSURE STATEMENTS
Please read the following carefully.
FRAUD WARNING: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

PARTIAL WITHDRAWALS

For purposes of calculating the guaranteed amount provided by certain benefits under the Policy, Partial Withdrawals (including required minimum distributions) reduce those guaranteed amounts proportionally while additional Premium Payments increase those guaranteed amounts dollar for dollar. Consequently, under certain market conditions, a Partial Withdrawal will cause a greater decrease to the guaranteed amount relative to an increase to the guaranteed amount from a Premium Payment of the same amount as the Partial Withdrawal.

12. REPLACEMENT INFORMATION
If “Yes” to A or B, provide policy information below. Please use Section 10 to include information if more than two policies are being replaced. Note: For Non-Qualified Policies, the Cost Basis of the replaced policy will be obtained from the ceding company.

A) Do you have any existing life insurance or annuity policies? B) Is the policy applied for a replacement of a life insurance or annuity policy?	☐ Yes ☐ No ☐ Yes ☐ No
Company Name – Policy Number – Estimated Cash Value	1035 Exchange: ☐ Yes ☐ No
Company Name – Policy Number – Estimated Cash Value	1035 Exchange: ☐ Yes ☐ No

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13. SIGNATURES, ACKNOWLEDGEMENTS AND TAX CERTIFICATION
Read statements and sign below.

By signing below, I/We acknowledge and agree that: (1) All of the answers to questions and statements made in this application, which includes the Variable Annuity Premium Allocation Form, are true to the best of my/our knowledge and belief. (2) This Policy will not become effective unless it is issued while the Owner(s) and Annuitant(s) are living. (3) Under penalties of perjury, the Social Security/Taxpayer Identification Numbers provided on this application are certified to be correct. (4) No Agent/Registered Representative is authorized to accept risks, make or change this application or change any policy issued by NYLIAC, or give up any of the Owner’s rights or requirements. (5) I/We understand that this Policy is not backed or guaranteed by any bank or insured by the FDIC. Benefits Based on the Performance of the Separate Account are Variable and are not Guaranteed as to a Fixed Dollar Amount.

The Owner’s tax certification provided below does not apply if the Owner is not a U.S. Person (including a U.S. Resident Alien) and has otherwise completed and executed an applicable IRS Form W-8.

Owner Tax Certification:

Under penalties of perjury, I (as Owner named) certify that:

(1)   My Social Security Number or Tax ID Number shown on this application is my correct taxpayer identification number,

(2)   I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividend income; or (c) the IRS has notified me that I am no longer subject to backup withholding,

(3)   I am a U.S. Person (including a U.S. resident alien), and

(4)   I am exempt from Foreign Account Tax Compliance Act (FATCA) reporting.

☐ NOTE: Check this box if the statements in item 2 above are not applicable to you and the IRS has notified you that you are subject to backup withholding.

If I am not a U.S. citizen, U.S. resident alien or other U.S. person, I am submitting the applicable Form W-8 with this form to certify my foreign status and, if applicable, claim treaty benefits.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signed at (City/State)	DATE SIGNED

▲ Applicant’s Signature (Owner)	▲ Joint Owner’s Signature (if applicable)

▲ Annuitant’s Signature (if other than Owner or Joint Owner)	▲ Joint Annuitant’s Signature (if other than Owner or Joint Owner)

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For Representative/Agent use only. Signature Required

The below is not part of the application, but it must be completed.

PRODUCER’S STATEMENT:
1. Is Owner a U.S. Citizen?	☐ Yes ☐ No If you have answered “No”, check the appropriate box below: ☐ Resident Alien ☐ Non-Resident Alien ☐ Other:
2. Is Joint Owner a U.S. Citizen? (if applicable)	☐ Yes ☐ No
3. Does the applicant have any existing life insurance or annuity policies?	☐ Yes ☐ No
4. Is this a replacement of a life insurance or annuity policy?	☐ Yes ☐ No If you have answered “Yes” to either question #3 or #4 of the Producer’s Statement, please follow state replacement regulations and attach any required replacement forms.
5. Is the Owner of the Policy a Trust?

☐ Yes ☐ No

If you have answered “Yes”, please attach pages of the Trust Agreement, including a copy of the title page, signature page, and any applicable trustee designation pages and amendments to the Trust.

All of the answers to questions and statements in the application are true to the best of the knowledge and belief of those who made and recorded them. I have used only company-approved sales material in connection with this application, and copies of all sales material used were left with the applicant.

▲ • Representative’s/Agent’s Signature	▲ DATE SIGNED

Representative’s/Agent’s Name	Telephone Number

Representative’s/Agent’s Email Address

State License Number	NYLIAC Code Number

Firm/Agency Name	Firm/Agency Telephone Number

Firm/Agency Address Street City State Zip Code

(04/2017)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A Delaware Corporation)

Premium Allocation Form for Individual Flexible Premium Deferred Variable Annuity

(This Form is a part of the Application.)

Complete Section 1 if you have not selected the Investment Preservation Rider – FP Series (IPR).

Complete Section 2 if you have selected the Investment Preservation Rider – FP Series (IPR).

All Model Portfolios and Investment Divisions involve risk, including the potential to lose some or all of your original investment. Benefits and values, when based on investment performance of the Model Portfolio or Investment Division(s) selected, are not guaranteed as to a fixed dollar amount.

Please be sure your premium allocation matches your stated investment objective(s). There is no assurance that any of the Model Portfolios or Investment Divisions will attain their stated objectives.

If you would like all or a portion of your Premium Payment to be allocated to the Dollar Cost Averaging (DCA) Advantage Account and/or the Fixed Account, please indicate the percentage(s) below. The Fixed Account is not available if you select the IPR.

SECTION 1. IF NOT SELECTING THE INVESTMENT PRESERVATION RIDER – FP SERIES (IPR), COMPLETE THIS SECTION. IF SELECTING IPR PLEASE PROCEED TO SECTION 2 ON PAGE 6

You must choose one Premium Allocation method (option (A) or option (B)) on the following pages.

(A)	You can choose one of five Model Portfolios. You also have the option to allocate some of the Premium Payment to the Fixed Account and/or the DCA Advantage Account, or
(B)	You can pick your own individual allocation options. Please also read the Automatic Asset Rebalancing section below.

Automatic Asset Rebalancing (AAR)

If you choose option (B), returns from the individual Investment Divisions you choose will vary. Over time, the percentage of your Policy’s Variable Accumulation Value in the individual Investment Divisions you choose may not remain at the initial percentages. Rebalancing through AAR allows you to maintain the percentages of the Variable Accumulation Value in the individual Investment Divisions you select, at a pre-set level.

We will automatically rebalance your Policy’s Variable Accumulation Value on a Quarterly basis, based on your Policy Date. If your Policy Date is on the 29th, 30th or the 31st of a month, rebalancing transfers will be set to the 28th of the month. Values in the Fixed Account and DCA Advantage Account are excluded from AAR. However, allocations to the DCA Advantage Account will be subject to AAR when transferred from the DCA Advantage Account to the Investment Divisions.

To change the Automatic Asset Rebalancing frequency, select ONE:      Semi-Annually     Annually

 I/We wish to OPT-OUT of AAR.

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(A) MODEL PORTFOLIOS Also referred to as Asset Allocation Models in the product Prospectus.

If you would like to choose a Model Portfolio for your Premium Payment(s), please indicate by selecting ONE option below. Your selection of a Model Portfolio should be consistent with your stated investment objective(s). Returns from Investment Divisions in the Model Portfolios will vary over time. The Policy’s Variable Accumulation Value will be rebalanced quarterly to the percentages indicated for each Investment Division under your chosen Model Portfolio.

Pie Chart Legend

Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive

30% MainStay VP

        Unconstrained

        Bond

20% MainStay VP

        Conservative

        Allocation

12% PIMCO VIT Foreign

        Bond (USD

        Hedged)

12% PIMCO VIT Total

        Return Portfolio

  9% MainStay VP

        Absolute Return

        Multi-Strategy

  5% BlackRock Global

        Allocation V.I.

        Fund

  5% PIMCO VIT Low

        Duration

  4% MainStay VP High

        Yield Corp. Bond

  2% MainStay VP

        PIMCO Real

        Return

  1% Deutsche

        Alternative

        Allocation VIP

30% MainStay VP

        Moderate Allocation

20% MainStay VP

        Unconstrained Bond

  8% MainStay VP

        Absolute Return

        Multi-Strategy

  8% PIMCO VIT Foreign

        Bond (USD Hedged)

  8% PIMCO VIT Total

        Return Portfolio

  5% BlackRock Global

        Allocation V.I.Fund

  5% Fidelity® VIP

        Contrafund®

  4% MainStay VP High

        Yield Corp. Bond

  4% PIMCO VIT Low

        Duration

  2% Deutsche Alternative

        Allocation VIP

  2% Invesco V.I.

        International

        Growth Fund

  2% MainStay VP PIMCO

        Real Return

  1% American Funds

        IS New World

  1% Neuberger AMT

        Mid-Cap Growth

30% MainStay VP

        Moderate Growth

        Allocation

15% MainStay VP

        Unconstrained Bond

  7% Fidelity® VIP

        Contrafund®

  7% MainStay VP

        Absolute Return

        Multi-Strategy

  6% PIMCO VIT

        Foreign Bond

        (USD Hedged)

  6% PIMCO VIT Total

        Return Portfolio

  5% BlackRock Global

        Allocation V.I. Fund

  4% Invesco V.I.

        International Growth

        Fund

  4% MainStay VP High

        Yield Corp. Bond

  3% Deutsche Alternative

        Allocation VIP

  3% MFS® Investors

        Trust Series

  3% PIMCO VIT Low

        Duration

  2% American Funds IS

        New World

  2% MainStay VP PIMCO

        Real Return

  2% Neuberger AMT

        Mid-Cap Growth

  1% Columbia Variable

        Portfolio - Emerging

        Markets Bond Fund

30% MainStay VP Growth

        Allocation

10% Fidelity® VIP

        Contrafund®

10% MainStay VP

        Unconstrained

        Bond

  6% MainStay VP

        Absolute Return

        Multi-Strategy

  6% MFS® Investors

        Trust Series Fund

  5% MainStay VP

        High Yield Corp. Bond

  5% PIMCO VIT

        Foreign Bond

        (USD Hedged)

  5% PIMCO VIT Total

        Return Portfolio

  4% Deutsche Alternative

        Allocation VIP

  4% Invesco V.I.

        International

        Growth Fund

  4% MainStay VP

        Common Stock

  3% American Funds

        IS New World

  3% Neuberger AMT

        Mid-Cap Growth

  2% Columbia Variable

        Portfolio-Emerging

        Markets Bond Fund

  2% PIMCO VIT Low

        Duration

  1% MainStay VP

        PIMCO Real Return

30% MainStay VP

        Growth Allocation

10% Fidelity® VIP

        Contrafund®

10% MainStay VP

        Unconstrained

        Bond

  8% American Funds

        IS New World

  7% Invesco V.I.

        International Growth

        Fund

  7% MFS® Investors

        Trust Series Fund

  6% MainStay VP Common

        Stock

  5% Deutsche Alternative

        Allocation VIP

  5% MainStay VP Absolute

        Return Multi-Strategy

  5% Neuberger AMT

        Mid-Cap Growth

  4% MainStay VP

        International Equity

  3% American Funds

        IS Global Small

        Cap Fund

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Guaranteed Interest Accounts

Allocation of Premium Payment to Fixed Account:

Fixed Account                     % 1-year interest rate guarantee[1] (101)

There may be limits on premium allocations into, and transfers into and out of, the Fixed Account. Please see your product Prospectus for more information.

[1]1-year guarantee from the Payment Date or transfer date.

Allocation of Premium Payment to DCA Advantage Account ($2,000 minimum):

DCA Advantage Account (6 months)                     %

DCA Advantage Account Transfers:

Please note that DCA Advantage Account transfers will be made to the Investment Divisions in the same percentages specified in the Model Portfolio you have chosen. DCA Advantage Account transfers cannot be made to any Investment Divisions, or in any percentages, other than those shown in the Model Portfolio you have chosen.

Any premium amount below $2,000 allocated to the DCA Advantage Account will be automatically applied proportionately to the Investment Divisions in the Model Portfolio you have chosen. Please remember that any premium amount designated to the DCA Advantage Account will be allocated to an active DCA Advantage Account, if one exists, and transferred to the Investment Divisions in the Model Portfolio over the remainder of the duration of that account. If you do not want to apply the initial Premium Allocation instructions to future premium allocations, you must complete a Change of Allocation form after the DCA Advantage Account period has ended.

Transfers are not permitted from the DCA Advantage Account to the Fixed Account.

(B) INDIVIDUAL ALLOCATION OPTIONS If not selecting a Model Portfolio in (A) on page 2, please select your individual allocation options on page 4.

Indicate allocation percentages in whole numbers.

DCA Advantage Account (DCAA) instructions: 1) If all of the Premium Payment is allocated to the DCAA, indicate 100% for the DCAA allocation in column A and complete the Investment Division allocations in column B only. 2) If only a portion of the Premium Payment is allocated to the DCAA, indicate the applicable DCAA allocation percentage in column A and the percent transferred from the DCAA to each applicable Investment Division in column B. If any of the remaining Premium Payment is allocated directly to the Investment Divisions, complete those allocation percentages in Column A. 3) If none of the Premium Payment is allocated to the DCAA, complete the Investment Division allocations only in column A (do not complete column B).

Premium Payment allocations made directly to the Investment Divisions (no DCAA transfer) should be completed in Column A only.

1) COLUMN A: Indicate the portion of your Premium Payment allocated directly to each individual Allocation Option as a percentage of the total Premium Payment. The total sum of the percentages for each allocation you elect in Column A must equal 100%.

FIXED ACCOUNT: There may be additional limits on premium allocations into, and transfers into and out of, the Fixed Account. Please see your product Prospectus for more information.

2) COLUMN B: If all or a portion of the Premium Payment is allocated to the DCAA, the percentages for each Investment Division allocation you elect in Column B should represent a percentage of the amount in the DCAA being transferred to the Investment Division. Therefore, the total sum of the percentages for each Investment Division allocation you elect in Column B must equal 100%. Any premium amount below $2,000 allocated to the DCAA will instead be automatically applied proportionately to the Investment Division(s) you have selected. Please remember that any premium amount designated to the DCAA will be allocated to an active DCAA, if one exists, and transferred to the Investment Division(s) over the remainder of the duration of that account. If you do not want to apply the initial Premium Allocation instructions to future premium allocations, you must complete a Change of Allocation form after the DCAA period has ended.

Transfers are not permitted from the DCAA to the Fixed Account.

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Individual Allocation Options	(A) Direct Premium Allocation(s) (Percentages must be a percentage of the Premium Payment)	(B) Transfers from DCAA to Investment Divisions (Percentages must be a percentage of the amount in the DCAA being transferred)
Guaranteed Interest Accounts

Fixed Account 1-year interest rate guarantee[1] (101)%
[1]1-year guarantee from the Payment Date or transfer date.

DCA Advantage Account (DCAA) (6 Months)%

Investment Divisions

Investment Grade Bond
MainStay VP Bond – Service Class (107)%		%

MainStay VP Convertible – Service Class (119)%		%

MainStay VP Floating Rate – Service Class (144)%		%

MainStay VP Government – Service Class (103)%		%

MainStay VP Indexed Bond – Service Class (186)%		%

MainStay VP PIMCO Real Return – Service Class (162)%		%

MainStay VP Unconstrained Bond – Service Class (156)%		%

MainStay VP U.S. Government Money Market – Initial Class (102)%		%

PIMCO VIT Foreign Bond Portfolio (USD Hedged) – Advisor Class (171)%		%

PIMCO VIT Low Duration Portfolio – Advisor Class (178)%		%

PIMCO VIT Total Return Portfolio – Advisor Class (344)%		%

Non-Investment Grade Bond
BlackRock High Yield V.I. Fund – Class III (173)%		%

Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2 (177)%		%

MainStay VP High Yield Corporate Bond – Service Class (110)%		%

Large Cap Equity

American Funds IS® Blue Chip Income and Growth Fund – Class 4 (188)%		%

American Funds IS® Growth Fund – Class 4 (187)%		%

ClearBridge Variable Appreciation Portfolio – Class II (185)%		%

Fidelity® VIP Contrafund® – Service Class 2 (115)%		%

Fidelity® VIP Equity-Income – Service Class 2 (113)%		%

Fidelity® VIP Growth Opportunities Portfolio – Service Class 2 (342)%		%

MainStay VP Common Stock – Service Class (108)%		%

MainStay VP Epoch U.S. Equity Yield – Service Class (121)%		%

MainStay VP Large Cap Growth – Service Class (122)%		%

MainStay VP S&P 500 Index – Service Class (105)%		%

MFS® Investors Trust Series – Service Class (125)%		%

MFS® Research Series – Service Class (126)%		%

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Individual Allocation Options	(A) Direct Premium Allocation(s) (Percentages must be a percentage of the Premium Payment)	(B) Transfers from DCAA to Investment Divisions (Percentages must be a percentage of the amount in the DCAA being transferred)
Investment Divisions

Alternatives

Deutsche Alternative Asset Allocation VIP – Class B (179)%		%

MainStay VP Absolute Return Multi-Strategy – Service Class (167)%		%

Asset Allocation

BlackRock Global Allocation V.I. Fund – Class III Shares (157)%		%

MainStay VP Balanced – Service Class (145)%		%

MainStay VP Conservative Allocation – Service Class (148)%		%

MainStay VP Growth Allocation – Service Class (151)%		%

MainStay VP Income Builder – Service Class (106)%		%

MainStay VP Janus Henderson Balanced – Service Class (165)%		%

MainStay VP Moderate Allocation – Service Class (149)%		%

MainStay VP Moderate Growth Allocation – Service Class (150)%		%

Small/Mid Cap Equity

Columbia Variable Portfolio – Small Cap Value Fund – Class 2 (140)%		%

Delaware VIP Small Cap Value – Service Class (323)%		%

Fidelity® VIP Mid Cap – Service Class 2 (139)%		%

Invesco V.I. American Value Fund – Series II (168)%		%

Janus Henderson VIT Enterprise Portfolio – Service Shares (206)%		%

MainStay VP Eagle Small Cap Growth – Service Class (166)%		%

MainStay VP Epoch U.S. Small Cap – Service Class (124)%		%

MainStay VP Mid Cap Core – Service Class (136)%		%

MainStay VP Small Cap Core – Service Class (180)%		%

Neuberger Berman AMT Mid-Cap Growth – Class S (142)%		%

International/Global Equity

American Funds IS Global Small Cap Fund – Class 4 (174)%		%

American Funds IS New World – Class 4 (172)%		%

Invesco V.I. International Growth Fund – Series II (154)%		%

Janus Henderson VIT Global Research Portfolio – Service Shares (117)%		%

MainStay VP International Equity – Service Class (109)%		%

MFS® International Value Portfolio – Service Class (324)%		%

Sector

Columbia Variable Portfolio – Commodity Strategy Fund – Class 2 (175)%		%

Dreyfus IP Technology Growth – Service Shares (138)%		%

MainStay VP Cushing Renaissance Advantage – Service Class (176)%		%

MainStay VP MFS® Utilities – Service Class (160)%		%

MainStay VP VanEck Global Hard Assets (158)%		%

Morgan Stanley VIF U.S. Real Estate Portfolio – Class II (169)%		%

TOTALS
Column A: Percentages must equal 100% of the Premium Payment allocated directly to the Investment Divisions, the Fixed Account and the DCA Advantage Account.	100%

ICC17V-AT02	5

Column B: Percentages must equal 100% of the dollar amount in the DCA Advantage Account being transferred to the Investment Divisions.	100%

SECTION 2. IF SELECTING THE INVESTMENT PRESERVATION RIDER – FP SERIES (IPR)

If you select the Investment Preservation Rider – FP Series (IPR), this section must be used to select a Model Portfolio or individual Investment Divisions.

IMPORTANT: If you select the IPR, the following restrictions will apply:

•	This Rider cannot be cancelled.
•	The Fixed Account is not available during the Rider Holding Period.
•	You may only make Premium Payments to the Policy: a) in the first Policy Year, b) after the Rider Holding Period End Date and c) after the Rider terminates for any reason while the Policy remains in effect.

The investment restrictions applicable to IPR seek to moderate overall volatility or hedge against down market volatility, and may limit your participation in positive investment performance.

At the end of the Rider Holding Period the investment restrictions applicable to IPR will no longer apply and you will be allowed to select any of the available investment options.

If you would like all or a portion of your Premium Payment to be allocated to the DCA Advantage Account, please indicate the percentage below.

You must choose one Premium Allocation method.

(A) You can choose one of four Model Portfolios below, or

(B) You can choose your own individual Investment Divisions among the Asset Allocation Categories below.

For Option B, you must choose among the Investment Divisions listed in each category selected. If the form is received in our Service Center and the allocation instructions are not within the stated guideline, the form will not be accepted and we will not issue your Policy until new instructions are received.

Automatic Asset Rebalancing (AAR)

If you have selected the IPR, every Policy Quarter, we will automatically rebalance your Policy’s Variable Accumulation Value based on the allocations designated on this form. If your Policy Date is on the 29th, 30th or the 31st of a month, rebalancing transfers will be set to the 28th of the month.

You cannot opt-out of this automatic quarterly rebalancing while the IPR is in effect.

Guaranteed Interest Account

Allocation of Premium Payment to DCA Advantage Account ($2,000 minimum):

DCA Advantage Account (6 months)                         %

DCA Advantage Account Transfers:

Please note that DCA Advantage Account transfers will be made to the Investment Divisions in the same percentages specified in the Model Portfolio you have chosen in (A), or in the individual Investment Divisions you have selected in (B). DCA Advantage Account transfers cannot be made to any other Investment Divisions.

Any Premium Payment below $2,000 allocated to the DCA Advantage Account will be automatically applied proportionately to the Investment Divisions in the Model Portfolio you have chosen in (A), or to the individual Investment Division(s) you have selected in (B).

ICC17V-AT02	6

(A) MODEL PORTFOLIOS Also referred to as Asset Allocation Models in the product Prospectus.

If you would like to choose a Model Portfolio, please indicate by selecting ONE of the four options below. If you are not selecting one of the Model Portfolios, please select your individual Investment Divisions in (B).

Pie Chart Legend

Conservative	Moderately Conservative	Moderate	Moderately Aggressive

30% MainStay VP

        Unconstrained

        Bond

20% MainStay VP

        Conservative

        Allocation

12% PIMCO VIT Foreign

        Bond (USD

        Hedged)

12% PIMCO VIT Total

        Return Portfolio

  9% MainStay VP

        Absolute Return

        Multi-Strategy

  5% BlackRock Global

        Allocation V.I.

        Fund

  5% PIMCO VIT Low

        Duration

  4% MainStay VP High

        Yield Corp. Bond

  2% MainStay VP

        PIMCO Real

        Return

  1% Deutsche

        Alternative

        Allocation VIP

30% MainStay VP

        Moderate Allocation

20% MainStay VP

        Unconstrained Bond

  8% MainStay VP

        Absolute Return

        Multi-Strategy

  8% PIMCO VIT Foreign

        Bond (USD Hedged)

  8% PIMCO VIT Total

        Return Portfolio

  5% BlackRock Global

        Allocation V.I. Fund

  5% Fidelity® VIP

        Contrafund®

  4% MainStay VP High

        Yield Corp. Bond

  4% PIMCO VIT Low

        Duration

  2% Deutsche Alternative

        Allocation VIP

  2% Invesco V.I.

        International

        Growth Fund

  2% MainStay VP PIMCO

        Real Return

  1% American Funds

        IS New World

  1% Neuberger AMT

        Mid-Cap Growth

30% MainStay VP

        Moderate Growth

        Allocation

15% MainStay VP

        Unconstrained Bond

  7% Fidelity® VIP

        Contrafund®

  7% MainStay VP

        Absolute Return

        Multi-Strategy

  6% PIMCO VIT

        Foreign Bond

        (USD Hedged)

  6% PIMCO VIT Total

        Return Portfolio

  5% BlackRock Global

        Allocation V.I. Fund

  4% Invesco V.I.

        International Growth

        Fund

  4% MainStay VP High

        Yield Corp. Bond

  3% Deutsche Alternative

        Allocation VIP

  3% MFS® Investors

        Trust Series

  3% PIMCO VIT Low

        Duration

  2% American Funds IS

        New World

  2% MainStay VP PIMCO

        Real Return

  2% Neuberger AMT

        Mid-Cap Growth

  1% Columbia Variable

        Portfolio - Emerging

        Markets Bond Fund

30% MainStay VP Growth

        Allocation

10% Fidelity® VIP

        Contrafund®

10% MainStay VP

        Unconstrained

        Bond

  6% MainStay VP

        Absolute Return

        Multi-Strategy

  6% MFS® Investors

        Trust Series Fund

  5% MainStay VP

        High Yield Corp. Bond

  5% PIMCO VIT

        Foreign Bond

        (USD Hedged)

  5% PIMCO VIT Total

        Return Portfolio

  4% Deutsche Alternative

        Allocation VIP

  4% Invesco V.I.

        International

        Growth Fund

  4% MainStay VP

        Common Stock

  3% American Funds

        IS New World

  3% Neuberger AMT

        Mid-Cap Growth

  2% Columbia Variable

        Portfolio-Emerging

        Markets Bond Fund

  2% PIMCO VIT Low

        Duration

  1% MainStay VP

        PIMCO Real Return

ICC17V-AT02	7

(B) ASSET ALLOCATION CATEGORIES Percentages must be in whole numbers and must total 100%.

Category A: You must allocate a minimum of 30% of your Variable Accumulation Value to the Investment Divisions below.

Category A	Minimum Allocation = 30% Maximum Allocation = 100%
Non-Investment Grade Bond

BlackRock High Yield V.I. Fund – Class III (173)%

Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2 (177)%

MainStay VP High Yield Corporate Bond – Service Class (110)%

Investment Grade Bond

MainStay VP Bond – Service Class (107)%

MainStay VP Floating Rate – Service Class (144)%

MainStay VP Government – Service Class (103)%

MainStay VP Indexed Bond – Service Class (186)%

MainStay VP PIMCO Real Return – Service Class (162)%

MainStay VP Unconstrained Bond – Service Class (156)%

MainStay VP U.S. Government Money Market – Initial Class (102)%

PIMCO VIT Foreign Bond Portfolio (USD Hedged) – Advisor Class (171)%

PIMCO VIT Low Duration Portfolio – Advisor Class (178)%

PIMCO VIT Total Return Portfolio – Advisor Class (344)%

Sub-Total	%

Category B: You may allocate a maximum of 70% of your Variable Accumulation Value to the Investment Divisions below.

Category B	Minimum Allocation = 0% Maximum Allocation = 70%
Investment Grade Bond

MainStay VP Convertible – Service Class (119)%

Large Cap Equity

American Funds IS® Blue Chip Income and Growth Fund – Class 4 (188)%

American Funds IS® Growth Fund – Class 4 (187)%

ClearBridge Variable Appreciation Portfolio – Class II (185)%

Fidelity® VIP Contrafund® – Service Class 2 (115)%

Fidelity® VIP Growth Opportunities Portfolio – Service Class 2 (342)%

MainStay VP Common Stock – Service Class (108)%

MainStay VP Epoch U.S. Equity Yield – Service Class (121)%

MainStay VP Large Cap Growth – Service Class (122)%

MainStay VP S&P 500 Index – Service Class (105)%

MFS® Investors Trust Series – Service Class (125)%

MFS® Research Series – Service Class (126)%

ICC17V-AT02	8

Alternatives

Deutsche Alternative Asset Allocation VIP – Class B (179)%

MainStay VP Absolute Return Multi-Strategy – Service Class (167)%

Asset Allocation

BlackRock Global Allocation V.I. Fund – Class III Shares (157)%

MainStay VP Balanced – Service Class (145)%

MainStay VP Conservative Allocation – Service Class (148)%

MainStay VP Growth Allocation – Service Class (151)%

MainStay VP Income Builder – Service Class (106)%

MainStay VP Janus Henderson Balanced – Service Class (165)%

MainStay VP Moderate Allocation – Service Class (149)%

MainStay VP Moderate Growth Allocation – Service Class (150)%

Sub-Total	%

Category C: You may allocate a maximum of 10% of your Variable Accumulation Value to the Investment Divisions below.
Category C	Minimum Allocation = 0% Maximum Allocation = 10%
Large Cap Equity

Fidelity® VIP Equity-Income – Service Class 2 (113)%

Small/Mid Cap Equity

Columbia Variable Portfolio – Small Cap Value Fund – Class 2 (140)%

Delaware VIP Small Cap Value – Service Class (323)%

Fidelity® VIP Mid Cap – Service Class 2 (139)%

Invesco V.I. American Value Fund – Series II (168)%

Janus Henderson VIT Enterprise Portfolio – Service Shares (206)%

MainStay VP Eagle Small Cap Growth – Service Class (166)%

MainStay VP Epoch U.S. Small Cap – Service Class (124)%

MainStay VP Mid Cap Core – Service Class (136)%

MainStay VP Small Cap Core – Service Class (180)%

Neuberger Berman AMT Mid-Cap Growth – Class S (142)%

International/Global Equity

American Funds IS Global Small Cap Fund – Class 4 (174)%

American Funds IS New World – Class 4 (172)%

Invesco V.I. International Growth Fund – Series II (154)%

Janus Henderson VIT Global Research Portfolio – Service Shares (117)%

MainStay VP International Equity – Service Class (109)%

MFS® International Value Portfolio – Service Class (324)%

Sector

Columbia Variable Portfolio – Commodity Strategy Fund – Class 2 (175)%

Dreyfus IP Technology Growth – Service Shares (138)%

MainStay VP Cushing Renaissance Advantage – Service Class (176)%

MainStay VP MFS® Utilities – Service Class (160)%

MainStay VP VanEck Global Hard Assets (158)%

Morgan Stanley VIF U.S. Real Estate Portfolio – Class II (169)%

Sub-Total	%

TOTAL	100%

ICC17V-AT02	9